EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Surge Global Energy, Inc. (the “Company”) on Form 10-Q for the three month period ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, E. Jamie Schloss, Principal Financial and Accounting Officer of the Company, certify, to my knowledge, pursuant to 18 U.S.C. 1350, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934;  and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods specified.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

May 15, 2014	/s/ E. JAMIE SCHLOSS
E. JAMIE SCHLOSS
PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER